Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on conforming and non-conforming residential mortgages acquired from various parties. The review was conducted on behalf of Chimera Investment Corporation (“Client”) during multiple transactions from February 2022 to November 2024 via files imaged and provided by Chimera Investment Corporation (the “Review”). The loans in the Review carried origination dates between January 2022 and August 2024. The Review included loans reviewed under the Leases Review Scope (13 loans) and Leases & Limited Compliance Review Scope (1,388 loans). The loans (Leases Review Scope and Leases Limited Compliance Scope) are together referred to as the Loans.

(2) Sample size of the assets reviewed.

The Review was conducted on one thousand four hundred one (1,401) mortgage loans with an aggregate original principal balance of approximately $282.074 million. The Review did not cover 100% of the loans in the securitization population; however, the Review did cover the portion of the securitization population reviewed by AMC.

(3) Determination of the sample size and computation.

AMC is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by AMC.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

# of Units	Interest Only Period	Original P&I
Amortization Term	Investor: Qualifying Total Debt Ratio	Original Term
Amortization Type	Lender	PITIA Reserves Months
Appraisal Effective Date	Lien Position	Prepayment Penalty
Balloon Flag	LTV Valuation Value	Prepayment Penalty Period (months)
Borrower First Name	Margin	Product Description
Borrower FTHB	Maturity Date	Property Type
Borrower Last Name	MERS Min Number	Purpose
Borrower SSN	Note Date	Refi Purpose
City	Occupancy	Representative FICO
Contract Sales Price	Original As-Is LTV	State
Escrow Account	Original CLTV	Street
First Payment Date	Original Interest Rate	Subject Debt Service Coverage Ratio
Has FTHB	Original Loan Amount	Zip
Interest Only	Original LTV

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”), and/or loan-to-value ratios (“LTV(s)”) used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

LEASES REVIEW

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DOCUMENT REVIEW

For each Loan, AMC will review the Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) articles of incorporation, if applicable, (m) operating agreement, and (n) background check.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository

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account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the client on the next steps which may include the ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the client was notified of such variance and a second independent valuation product was ordered.

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AMC also considered processes that included Fannie Mae’s Collateral Underwriter (CU) or Freddie Mac Loan Collateral Advisor (LCA) on one-unit single-family homes and condos for GSE eligible loans. No additional property value due diligence was completed in cases where CU/LCA indicated that appraisal risk was consistent with the respective GSE’s day one RW&E relief. Freddie Mac’s Home Value Explorer (HVE) was also considered an acceptable secondary valuation product for GSE-related transactions. If the CU/LCA risk score was ineligible for GSE RW&E relief, then AMC compared a third valuation product (such as a field review) to the original appraisal.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Association (“SFA”) (formerly, the Structured Finance Industry Group, “SFIG”) (the "SFA Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and the Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

LEASES & LIMITED COMPLIANCE REVIEW

Includes Leases Review Scope with additional limited compliance review below.

State Compliance Review applicable to non-owner occupied loans:

SitusAMC will review each mortgage loan file to determine coverage, and if covered, verify compliance with the following:

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a)	High Cost testing in Chicago Illinois and Cook County Illinois;
b)	Higher Priced testing in Minnesota;
c)	Other applicable state testing in Maryland, Minnesota, New Jersey, West Virginia, Wyoming, and Vermont, Virginia and
d)	State specific prepayment penalty and late charge testing applicable to non-owner occupied loans.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

Title Review

As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to

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whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of Fitch Ratings, Inc. (“Fitch”) and DBRS, Inc. (“DBRS”).

OVERALL REVIEW RESULTS SUMMARY

There were one thousand four hundred one (1,401) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable NRSRO grading criteria seven hundred sixty-five (765) (54.60%) had an Overall grade of “A”, six hundred thirty-six (636) (45.40%) had an Overall grade of “B”, and no loans had exceptions that generated an Overall grade of “C”.

NRSRO Grade (Fitch/DBRS)	# of Loans	Percentage of Loans
A	765	54.60%
B	636	45.40%
C	0	0.00%
D	0	0.00%

CREDIT REVIEW RESULTS SUMMARY

One thousand one hundred seventy-seven (1,177) (84.01%) mortgage loans of the total received an “A” Credit Review grade. The two hundred twenty-four (224) (15.99%) “B” Credit Review grades were due to missing documentation and/or guideline adherence (see exception detail below). Exceptions were offset by strong compensating factors such as high disposable income, low LTV, and/or high liquid assets.

NRSRO Grade (Fitch/DBRS)	# of Loans	Percentage of Loans
A	1,177	84.01%
B	224	15.99%
C	0	0.00%
D	0	0.00%

COMPLIANCE REVIEW RESULTS SUMMARY

Note the thirteen (13) Leases were not assigned a Compliance grade. Eight hundred eighty-four (884) (63.69%) had a Compliance Review grade of “A” and five hundred four (504) (36.31%) had a Compliance Review grade of “B”. Loans with a Compliance Review grade of “B” may have multiple compliance exceptions, however, none are lower than a grade of “B”.

NRSRO Grade (Fitch/DBRS)	# of Loans	Percentage of Loans
A	884	63.69%
B	504	36.31%
C	0	0.00%
D	0	0.00%

PROPERTY/VALUATION REVIEW RESULTS SUMMARY

Under the applicable NRSRO grading criteria all one thousand four hundred one (1,401) (100.00%) had a Property/Valuation Review grade of “A”.

NRSRO Grade (Fitch/DBRS)	# of Loans	Percentage of Loans
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A	1,401	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

REVIEW EXCEPTION SUMMARY (1401 Mortgage Loans)

The summaries below detail the exceptions from the Compliance, Credit and Property Reviews that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan under the Fitch grading criteria. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

Exception Type	Final Exception Rating	Exception Category	Total
Compliance	B	ECOA	539
		Missing Application Date	11
		Missing, Incorrect, or Incomplete HUD-1	8
		State Defect	7
		State Late Charge	6
		Missing Disclosure	3
		Compliance	1
		Misc. State Level	1
		Total Compliance Grade (B) Exceptions:	576
Total Compliance Exceptions:			576
Credit	B	Title	179
		Guideline	46
		Borrower and Mortgage Eligibility	13
		Compliance	12
		Loan Package Documentation	10
		Asset	8
		Missing Document	8
		Credit	4
		Property - Appraisal	3
		Hazard Insurance	1
		Documents	1
		Total Credit Grade (B) Exceptions:	285
Total Credit Exceptions:			285
Total Property Exceptions:			0
Grand Total:			861

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the one thousand four hundred one (1,401) mortgage loans reviewed, seven (7) of the mortgage loans had twelve (12) tape discrepancies across six (6) data fields.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
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# of Units	0	22	0.00%	1,401
Amortization Term	2	18	11.11%	1,401
Amortization Type	0	19	0.00%	1,401
Appraisal Effective Date	0	12	0.00%	1,401
Balloon Flag	0	1,378	0.00%	1,401
Borrower First Name	0	1,384	0.00%	1,401
Borrower FTHB	1	5	20.00%	1,401
Borrower Last Name	0	1,387	0.00%	1,401
Borrower SSN	0	1,378	0.00%	1,401
City	0	1,401	0.00%	1,401
Contract Sales Price	0	11	0.00%	1,401
Escrow Account	0	1,380	0.00%	1,401
First Payment Date	0	15	0.00%	1,401
Has FTHB	0	1,378	0.00%	1,401
Interest Only	0	2	0.00%	1,401
Interest Only Period	0	2	0.00%	1,401
Investor: Qualifying Total Debt Ratio	0	1,384	0.00%	1,401
Lender	0	1,378	0.00%	1,401
Lien Position	0	21	0.00%	1,401
LTV Valuation Value	2	18	11.11%	1,401
Margin	0	3	0.00%	1,401
Maturity Date	1	14	7.14%	1,401
MERS Min Number	0	2	0.00%	1,401
Note Date	0	19	0.00%	1,401
Occupancy	0	1,398	0.00%	1,401
Original As-Is LTV	0	1	0.00%	1,401
Original CLTV	3	1,399	0.21%	1,401
Original Interest Rate	0	1,399	0.00%	1,401
Original Loan Amount	0	1,401	0.00%	1,401
Original LTV	3	1,401	0.21%	1,401
Original P&I	0	13	0.00%	1,401
Original Term	0	17	0.00%	1,401
PITIA Reserves Months	0	1,378	0.00%	1,401
Prepayment Penalty	0	12	0.00%	1,401
Prepayment Penalty Period (months)	0	1,392	0.00%	1,401
Product Description	0	1,378	0.00%	1,401
Property Type	0	1,388	0.00%	1,401
Purpose	0	1,401	0.00%	1,401
Refi Purpose	0	515	0.00%	1,401
Representative FICO	0	1,401	0.00%	1,401
State	0	1,401	0.00%	1,401
Street	0	1,399	0.00%	1,401
Subject Debt Service Coverage Ratio	0	3	0.00%	1,401
Zip	0	1,401	0.00%	1,401
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Total	12	32,729	0.04%	1,401

TITLE REVIEW SUMMARY (376 Mortgage Loans)

As part of the due diligence services, the Client provided SitusAMC with identifying data on 376 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

●	Except with respect to 10 mortgage loan files, there are no potential issues concerning origination deed vesting. With respect to the 10 mortgage loan files, all but 2 of the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.
●	No unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.
●	Except with respect to 5 Municipal Liens across 5 mortgage loan files, no unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.
●	No unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
●	Except with respect to 7 Prior Liens across 6 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to the 7 Prior Liens across 6 mortgage loan files, 1 Prior Lien was determined to be mitigated as the lien was determined to be past the statutory timeline for enforcement, and 6 Prior Liens were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.
●	Except with respect to 5 Prior Mortgages across 5 mortgage loan files which were recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 5 Prior Mortgages across 5 mortgage loan files, all 5 Prior Mortgages were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage.
●	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL LOAN POPULATION SUMMARY*

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	1,399	99.86%	$281,596,326.00	99.83%
Adjustable	2	0.14%	$478,000.00	0.17%
Total	1,401	100.00%	$282,074,326.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	1,401	100.00%	$282,074,326.00	100.00%
Total	1,401	100.00%	$282,074,326.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Home Improvement/Renovation	4	0.29%	$789,500.00	0.28%
Cash Out: Other/Multi-purpose/Unknown Purpose	512	36.55%	$102,754,410.00	36.43%
First Time Home Purchase	1	0.07%	$313,786.00	0.11%
Other-than-first-time Home Purchase	809	57.74%	$157,823,391.00	55.95%
Rate/Term Refinance - Borrower Initiated	75	5.35%	$20,393,239.00	7.23%
Total	1,401	100.00%	$282,074,326.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
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241-360 Months	1,399	99.86%	$280,974,326.00	99.61%
361+ Months	2	0.14%	$1,100,000.00	0.39%
Total	1,401	100.00%	$282,074,326.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	837	59.74%	$131,929,721.00	46.77%
Condo, Low Rise	85	6.07%	$19,318,306.00	6.85%
Condo, High Rise	15	1.07%	$6,325,250.00	2.24%
PUD	172	12.28%	$54,653,148.00	19.38%
Townhouse	45	3.21%	$8,524,922.00	3.02%
1 Family Attached	41	2.93%	$5,814,071.00	2.06%
2 Family	154	10.99%	$34,069,364.00	12.08%
3 Family	26	1.86%	$10,106,901.00	3.58%
4 Family	26	1.86%	$11,332,643.00	4.02%
Total	1,401	100.00%	$282,074,326.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	1,401	100.00%	$282,074,326.00	100.00%
Total	1,401	100.00%	$282,074,326.00	100.00%

*Tables may not add to 100% due to rounding.

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